UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

Dot Hill Systems Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-13317	13-3460176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6305 El Camino Real, Carlsbad, California		92009
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 931-5500

Not Applicable.
(Former name or former address, if changed since last report.)

Item 5.                                   Other Events.

On January 28, 2004, we announced that we had entered into a two-year extension of our OEM agreement with Sun Microsystems, Inc.  The press release dated January 28, 2004 is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.                                   Financial Statements and Exhibits.

(c)                                                          Exhibits

99.1	Press release of Dot Hill Systems Corp. dated January 28, 2004.
99.2	Press release of Dot Hill Systems Corp. dated January 28, 2004.

Item 12. Results of Operations and Financial Condition.

On January 28, 2004, we disclosed unaudited financial information for the fourth quarter of 2003 in the earnings release attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in Item 12 and Exhibit 99.2 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in Item 12 and Exhibit 99.2 of this Current Report shall not be incorporated by reference into any registration statement of other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.

	By:	/s/ Preston Romm
Preston Romm
Chief Financial Officer, Vice President, Finance, Secretary and Treasurer

Date: January 28, 2004

INDEX TO EXHIBITS

99.1	Press release of Dot Hill Systems Corp. dated January 28, 2004.
99.2	Press release of Dot Hill Systems Corp. dated January 28, 2004.